UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                    PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): August 17, 2005.
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                            GENESIS BIOVENTURES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


          New  York                 000-30252                 98-0163232
-----------------------------      -------------          -------------------
(State or other jurisdiction       (Commission               (IRS Employer
     of  incorporation)            File  Number)          Identification No.)

              1A-3033 King George Hwy., Surrey, BC, Canada V4P 1B8
              ----------------------------------------------------
                    (Address of principal executive offices)

                                 (604) 542-0820
                            -------------------------
               Registrant's telephone number, including area code

                                      None
               --------------------------------------------------
                  (Former Address If Changed since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written  communications  pursuant to Rule 425 under the Securities Act (17
      CFR  230.425)
[  ]  Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)
[  ]  Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under  the
      Exchange  Act  (17  CFR  240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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     Item  3.01.  Notice  of Delisting or Failure to Satisfy a Continued Listing
                  Rule  or  Standard; Transfer  of  Listing

     As previously reported, on July 20, 2005 the Company received a written notice (the "Notice") from the American Stock Exchange (the "Amex" or "Exchange") indicating that GBI was not in compliance with certain subsections of Sections 121, 704, 804, and 1003 of the Company Guide. The Notice was not a notice of delisting from the Amex or a notice by Amex to initiate delisting proceedings.

     In order to maintain its Amex listing, the Notice stated that GBI must submit a plan by August 18, 2005 advising the Exchange of action it has taken, or will take, that would bring the Company into compliance with all continued listing standards within the timeframes given.

     Due to time constraints, GBI's legal counsel has requested an extension of time from the Exchange to submit the plan. On August 11, 2005 the Exchange granted GBI a one week extension until August 25, 2005. GBI is confident that it will be able to submit a reasonable plan by the extended deadline.

     If the Exchange determines that GBI has made a reasonable demonstration in the plan to regain compliance with the continued listing standards, the plan will be accepted. If the Company is unable to submit a plan that demonstrates its ability to regain compliance, the Company will be subject to delisting proceedings as appropriate.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GENESIS  BIOVENTURES,  INC.
                              (Registrant)

Dated:  August  17,  2005     By  /s/  E.  Greg  McCartney
                              ----------------------------
                              E.  Greg  McCartney
                              Chairman  and  CEO


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